Note 3 - Collaborative Arrangements and Contracts With Customers	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Collaborative Arrangement Disclosure [Text Block]

NOTE 3 – COLLABORATIVE ARRANGEMENTS AND CONTRACTS WITH CUSTOMERS

Collaboration Agreement with Cancer Research Horizons

On March 16, 2023, the Company entered into a Collaboration Agreement (the “CRH Agreement”) with Cancer Research Horizons (“CRH”), pursuant to which the Company used its PEDAL technology to evaluate CRH pre-clinical drug inhibitors of Glutaminase to determine which cancer types and patient populations were most likely to respond to treatment with those compounds (the “Project”). Under the CRH Agreement, both parties retained rights to their respective background intellectual property. Rights to reports, findings, supporting data, and materials (“Project Intellectual Property”) that were generated by the Company pursuant to its performance under the CRH Agreement vested exclusively in CRH. Each party funded its own participation in the Project. Costs incurred to participate in the CRH Agreement were recorded in Cost of sales in the Company’s Consolidated Statement of Net Loss for the year ended December 31, 2023.

Pursuant to the CRH Agreement, the Company shall receive a percentage of net revenue, as defined in the agreement, received by CRH for the commercialization of the CRH Candidates and any CRH Derivatives (each as defined in the CRH Agreement). The percentage of net revenue varies depending on the stage of development. The revenue sharing fees represent variable consideration, which is measured using the expected value method under ASC 606, Revenue from Contracts with Customers based on the actual net revenues earned by CRH under Relevant Transfer Agreements (as defined in the CRH Agreement) relating to the CRH Candidates and CRH Derivatives. Due to the uncertainty associated with the timing and amount of revenue sharing fees, the Company concluded that the revenue sharing fees should be fully constrained until such time that Relevant Transfer Agreements have been entered and net revenues have been earned. These estimates will be reassessed at each reporting period. During the years ended December 31, 2024, and 2023, the Company recognized no revenue under the CRH Agreement.

Contracts with Customers and Contract Balances

The Company records a receivable when it has an unconditional right to receive consideration after the performance obligations are satisfied. As of December 31, 2024, and 2023, accounts receivable totaled $34,154 and $79,949, respectively. The allowance for accounts receivable balance was $0 as of both December 31, 2024, and 2023.

Advance payments received in excess of revenues recognized are classified as contract liabilities until such time as the revenue recognition criteria have been met. The Company’s contract liabilities, related primarily to development of 3D models, were $224,076 and $269,831 as of December 31, 2024, and 2023, respectively. During the year ended December 31, 2024, the Company recognized revenue of $45,755 from contract liabilities recorded as of December 31, 2023, primarily related to deposits for development of 3D models. The Company’s contract liabilities as of December 31, 2024, represent its remaining performance obligations.